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                                                                    EXHIBIT 10.4



                             TERMINATION AGREEMENT


         This TERMINATION AGREEMENT (this "Agreement") is made this 18th day of October, 2000, by and among Antec Corporation, a Delaware corporation ("Antec"), Nortel Networks Inc., a Delaware corporation, f/k/a Northern Telecom Inc. ("Nortel Networks"), Nortel Networks LLC, a Delaware limited liability company ("Nortel Networks LLC"), Nortel Networks Limited, a Canadian corporation ("Nortel Networks Ltd."), Broadband Parent Corporation, a Delaware corporation ("Broadband Parent Corporation"), and Arris Interactive L.L.C., a Delaware limited liability company, f/k/a Products Venture L.L.C. ("Existing Venture").

         WHEREAS, Antec, Nortel Networks, Existing Venture and Systems Integration Venture L.L.C., a Delaware limited liability company, the existence of which in the State of Delaware was terminated on September 21, 1998 ("SI Venture"), are parties to the First Framework Agreement, dated as of November 1, 1995 (the "First Framework Agreement"); and

         WHEREAS, Antec, Nortel Networks, Nortel Networks LLC and Existing Venture are parties to the Second Framework Agreement, dated as of March 31, 1999 (the "Second Framework Agreement");

         WHEREAS, Existing Venture and Nortel Networks are parties to the Products Distributor Agreement dated as of November 17, 1995 (the "First Distributor Agreement");

         WHEREAS, Existing Venture and Nortel Networks are parties to the second Products Distributor Agreement dated as of March 31, 1999 (the "Second Distributor Agreement");

         WHEREAS, Existing Venture and Nortel Networks are parties to the International Products Distributor Agreement dated as of June 10, 1997, as amended by a memorandum of agreement, dated as of September 3, 1997, and further amended by Amendment No. 1 to International Products Distributor Agreement, dated as of March 31, 1999 (the "International Distributor Agreement");

         WHEREAS, Existing Venture and Antec are parties to the Products Distributor Agreement dated as of November 17, 1995, as amended by the Amendment to Products Distributor Agreement, dated as of March 31, 1999 (the "Antec Distributor Agreement");

         WHEREAS, Antec and Nortel Networks LLC are parties to the Amended and Restated LLC Agreement of Existing Venture, dated as of March 31, 1999 (the "LLC Agreement");

         WHEREAS, Existing Venture, Nortel Networks and Antec are parties to the Asset Sale and Contribution Agreement, dated as of November 1, 1995 (the "First Asset Agreement");

         WHEREAS, Existing Venture and Nortel Networks LLC are parties to the Asset Sale and Contribution Agreement, dated as of March 31, 1999 (the "Second Asset Agreement");

         WHEREAS, Nortel Networks and Existing Venture are parties to the License Agreement dated as of November 17, 1995, as amended by that certain Amendment to License Agreement,


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dated as of March 31, 1999 between Existing Venture, Nortel Networks Ltd. and
Nortel Networks (the "Nortel Networks License Agreement");

         WHEREAS, Nortel Networks, Antec and Existing Venture are parties to the Intellectual Property Rights Agreement dated as of November 17, 1995, as amended by that certain Amendment to Intellectual Property Rights Agreement dated as of March 31, 1999, as amended by the Amendment to Intellectual Property Rights Agreement (the "IP Rights Agreement");

         WHEREAS, Nortel Networks, Antec and Existing Venture are parties to the Secured Loan Agreement, dated as of November 15, 1995, as amended by the Agreement, dated as of February 27, 1998 between Nortel Networks, Antec and Existing Venture, as further amended by the Amendment to Secured Loan Agreement, Security Agreement and Pledge Agreement, dated as of March 31, 1999, between Nortel Networks LLC, Existing Venture and Antec (the "Secured Loan Agreement");

         WHEREAS, Nortel Networks and Antec are parties to the Pledge Agreement, dated as of November 17, 1995, as amended (the "Pledge Agreement");

         WHEREAS, Nortel Networks and Antec are parties to the Security Agreement, dated as of November 17, 1995, as amended (the "Security Agreement");

         WHEREAS, Nortel Networks (and certain of its Affiliates (as defined in that certain Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of the date hereof, by and among Antec, Nortel Networks, Nortel Networks LLC, Existing Venture LLC, Broadband Parent Corporation, a Delaware corporation ("Broadband Parent Corporation") and Broadband Transition Corporation, a Delaware corporation ("Broadband Transition Corporation")) and Existing Venture are parties to the Loaned Employee Agreement, dated as of March 31, 1999, as amended by the Amendment to Loaned Employee Agreement, dated as of October 18, 2000 (the "Loaned Employee Agreement");

         WHEREAS, Nortel Networks and Existing Venture are parties to a Services Agreement, dated as of November 17, 1995 (the "Nortel Networks Services Agreement");

         WHEREAS, Antec and Existing Venture are parties to a Services Agreement, dated as of November 17, 1995 (the "Antec Services Agreement"); and

         WHEREAS, Nortel Networks LLC and Antec are parties to the Earnout Share Agreement, dated as of March 31, 1999 (the "Earnout Share Agreement");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Each of the First Framework Agreement, Second Framework Agreement, First Distributor Agreement, Second Distributor Agreement, Antec Distributor Agreement, International Distributor Agreement, LLC Agreement, First Asset Agreement, Second Asset Agreement, Nortel Networks License Agreement, IP Rights Agreement, Secured Loan Agreement, Pledge Agreement, Security Agreement, Loaned Employee Agreement, Nortel Networks Services Agreement, Antec Services Agreement and Earnout Share Agreement


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(collectively, the "Terminated Agreements"), as well as any and all other agreements or arrangements, written or oral, between or among (i) Nortel Networks (and/or any of its Affiliates), (ii) Antec, (iii) Existing Venture and/or (iv) SI Venture that relate to Existing Venture or SI Venture and are in effect on the date hereof (including, without limitation, the distribution of products thereof and the licensing of intellectual property thereto or therefrom), shall be terminated as of the Effective Time (as defined in the Merger Agreement) and shall be of no further force or effect; provided that, notwithstanding the foregoing, (A) the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement), and any and all documents and instruments executed and delivered in connection with any thereof, shall not constitute Terminated Agreements and shall not be terminated or otherwise affected hereby, and (B) (i) any and all rights and obligations under any Terminated Agreements which, by the express provisions thereof, survive termination thereof shall so survive in accordance with the terms thereof, and
(ii) to the extent survival thereof is not expressly provided for in the relevant Terminated Agreement, any and all rights and obligations under any Terminated Agreement relating to indemnification, product or intellectual property warranties, confidentiality and similar matters which are customarily intended to survive termination of the applicable agreement or instrument shall survive the effectiveness of this Agreement to the extent they are customarily intended to do so.

         2. Notwithstanding the foregoing, in the event that the Terminated Agreements do not terminate as provided for in Section 1 of this Agreement, the following shall occur effective as of the earlier of (i) the termination of the Merger Agreement or (ii) the Outside Closing Date (as defined in the Merger Agreement) (as it may be extended pursuant to the terms of the Merger Agreement), unless the Merger Agreement is terminated by Antec (other than resulting from suits, proceedings or other actions initiated by Antec or any of its Affiliates) pursuant to Section 9.01(b) or by either party due to the non-fulfillment of Section 8.01(b) (limited to approvals required under the HSR Act) or Section 8.01(c) (other than resulting from suits, proceedings or other actions initiated by Antec or any of its Affiliates):

                  (a) the Second Framework Agreement shall be amended by deleting Article IV thereof in its entirety;

                  (b) the First Framework Agreement shall be amended by deleting Article IV thereof in its entirety;

                  (c) the First Distributor Agreement shall be amended by deleting Section 7(i) thereof in its entirety;

                  (d) the Second Distributor Agreement shall be amended by deleting Section 7(h) thereof in its entirety;

                  (e) the International Distributor Agreement shall be amended by deleting Section 7(i) thereof in its entirety; and

                  (f) the Antec Distributor Agreement shall be amended by deleting Section 7(j) thereof in its entirety;


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provided, however, that, notwithstanding the foregoing provisions of this
Section 2, if the Registration Statement is not declared effective by the SEC prior to the Outside Closing Date by reason of lack of audited financial statements of Arris for periods prior to March 31, 1999 covering the assets and business contributed to Arris by Nortel Networks LLC pursuant to the Second Asset Agreement, then the provisions of Article IV of the First Framework Agreement and of Article IV of the Second Framework Agreement shall (A) continue in effect until August 31, 2001, (B) terminate and cease to be of any further force or effect commencing on September 1, 2001, except for constant bit rate products for use in a Hybrid Fiber Coaxial Cable network that are directly competitive with Arris' constant bit rate products as described in
Section 1.0 (Cornerstone Voice Products) of Schedule B to the Intellectual Property Agreement, between Nortel Networks Ltd. and Arris, attached as Exhibit E to the Merger Agreement, and (C) be terminated and cease to be of further force or effect for all purposes commencing on February 28, 2002.

         3. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to constitute an original but all of which when taken together shall constitute one and the same instrument.

         4. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflict of law principles thereof.

         5. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or three Business Days after being mailed by registered or certified mail (return receipt requested) or one Business Day after being delivered by overnight courier to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

         If to Nortel Networks, Nortel Networks Ltd. or Nortel Networks LLC, to:

         Nortel Networks Inc.
         200 Athens Way
         Nashville, TN  37228
         Attention:  Legal Department
         Fax:  (615) 432-4067

         With a copy to:

         Hale and Dorr LLP
         60 State Street
         Boston, Massachusetts  02109
         Attention:  Dimitri P. Racklin
         Fax:  (617) 526-5000
         Phone:  (617) 526-6748


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         If to the Company or Broadband Parent Corporation, to:

         Antec Corporation
         11450 Technology Circle
         Duluth, GA  30097
         Attention:  Lawrence Margolis
         Fax: (678) 473-8470

         With a copy to:

         Troutman Sanders LLP
         600 Peachtree St.
         Suite 5200
         Atlanta, GA 30308
         Attention: W. Brinkley Dickerson, Jr.
         Fax: 404-885-3900
         Phone: 404-885-3000

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                         ANTEC CORPORATION

                                         By: /s/ Lawrence A. Margolis
                                             -----------------------------------
                                             Name: Lawrence A. Margolis
                                             Title: Executive Vice President

                                         NORTEL NETWORKS INC.

                                         By: /s/ Steve Pusey
                                             -----------------------------------
                                             Name: Steve Pusey
                                             Title: President Local Internet

                                         NORTEL NETWORKS LIMITED

                                         By: /s/ Blair F. Morrison
                                             -----------------------------------
                                             Name: Blair F. Morrison
                                             Title: Assistant Secretary

                                         By: /s/ William R. Kerr
                                             -----------------------------------
                                             Name: William R. Kerr
                                             Title: SVP, Corporate Business
                                                    Development

                                         NORTEL NETWORKS LLC

                                         By: /s/ Steve Pusey
                                             -----------------------------------
                                             Name: Steve Pusey
                                             Title: President

                                         BROADBAND PARENT CORPORATION

                                         By: /s/ Lawrence A. Margolis
                                             -----------------------------------
                                             Name: Lawrence A. Margolis
                                             Title: Vice President and Secretary

                                         ARRIS INTERACTIVE L.L.C.

                                         By: /s/ James O. Lakin
                                             -----------------------------------
                                             Name: James O. Lakin
                                             Title: Chief Marketing Officer